Supplement, dated September 5, 2003,
                     to the Prospectuses, dated May 1, 2003
                                       of
                 Seligman Global Fund Series, Inc. (the "Fund")

                                   ----------

                         Seligman Emerging Markets Fund
                           Seligman Global Growth Fund
                     Seligman Global Smaller Companies Fund
                       Seligman International Growth Fund

On September 15, 2003, Wellington Management Company, LLP (the "Subadviser") will assume responsibility for providing investment advisory services to the four Series of the Fund named above (each, a "Series"). J. & W. Seligman & Co. Incorporated (the "Manager") will continue to manage the Series and the Subadviser will be subject to the Manager's supervision. These new subadvisory arrangements will not increase the fees payable by any Series. The arrangements were approved by the Board of Directors of the Fund in respect of each Series on September 4, 2003. The engagement of the Subadviser is also subject to approval of the shareholders of each Series at a special meeting to be held on December 4, 2003.

The Subadviser was engaged because the Manager has decided to exit the global investment advisory business (other than the technology sector) and the Manager believes that each Series will benefit from the Subadviser's extensive investment advisory experience. Engaging the Subadviser will permit the Manager to continue to make the Series available to shareholders without requiring the Manager to maintain the costly infrastructure associated with a global investment advisory capability.

In connection with the engagement of the Subadviser, the Fund has also changed the portfolio managers for each Series, certain of its principal investment strategies and one of its benchmark indices. Information about these changes is provided below.

At the September 4 meeting, the Board of Directors approved a new management agreement between the Fund, in respect of each Series, and the Manager, as well as a new subadvisory agreement, in respect of each Series, between the Manager and the Subadviser. These new agreements will not become effective until they are approved by shareholders of the Series. Accordingly, the Board of Directors also approved the submission of the new agreements to shareholders for their consideration at a special meeting to be held on December 4, 2003. A definitive Proxy Statement will be sent to shareholders in advance of the special meeting. The Proxy Statement will discuss the factors considered by the Board of Directors in determining that the proposed arrangements with the Subadviser were fair and reasonable and that the new agreements should be submitted to shareholders for their approval.

The Board of Directors also approved an interim management agreement between the Fund, in respect of each Series, and the Manager, and an interim subadvisory agreement, in respect of each Series, between the Manager and the Subadviser, which will take effect on September 15, 2003 and will terminate if the new agreements are approved by the shareholders.

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The fees payable by each Series will not increase as a result of the engagement of the Subadviser. The fees of the Subadviser are paid by the Manager (not by the Series), and the fees payable by each Series to the Manager are unchanged, except that in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedules for Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund. Currently, with respect to each of the Global Growth Fund and International Growth Fund, the Manager receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedules, the Manager will receive 1.00% on the first $50 million of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Similarly, with respect to the Global Smaller Companies Fund, the Manager currently receives 1.00% on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedule, the Manager will receive 1.00% on the first $100 million of net assets under management and 0.90% thereafter. Under the interim arrangements referred to above, the fees payable by each Series will be held in escrow until the new arrangements are approved by the shareholders.

The Subadviser is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. The Subadviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Subadviser and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2003, the Subadviser had approximately $337 billion in assets under management.

Under the interim and proposed new subadvisory agreements, the Subadviser is responsible for providing investment advisory services to each Series. The Subadviser will also be responsible for selecting brokers for the execution of purchases and sales on behalf of the Series.

Portfolio Managers

In connection with the engagement of the Subadviser, the Fund will also make the following changes to the portfolio managers for each Series, effective September 15, 2003:

      Seligman Emerging Markets Fund:

Vera M. Trojan, Vice President of the Subadviser and CFA, will serve as the Portfolio Manager for the Seligman Emerging Markets Fund. Ms. Trojan joined the Subadviser in 1989 and has over 20 years of investment experience.

      Seligman Global Growth Fund and Seligman International Growth Fund:

Andrew S. Offit, Senior Vice President of the Subadviser, will serve as the Portfolio Manager for the Seligman Global Growth Fund and the Seligman International Growth Fund. Mr. Offit joined the Subadviser in 1997 and has over 15 years of investment experience.

      Seligman Global Smaller Companies Fund:


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

Edward L. Makin, Vice President of the Subadviser, will co-manage the Seligman Global Smaller Companies Fund. Mr. Makin joined the Subadviser in 1994 and has over 15 years of investment experience.

Jamie A. Rome, Vice President of the Subadviser and CFA, will co-manage the Global Smaller Companies Fund. Mr. Rome began his career at the Subadviser in 1994 and has over 10 years of investment experience.

Principal Investment Strategies

The principal investment strategies of the Series (other than Seligman Emerging Markets Fund) will change on September 15, 2003 as described below. In general, these changes reflect the Subadviser's bottom-up investment style, which focuses initially on analysis of individual companies and then industry or country considerations. The investment objectives of each Series will not change.

      Seligman Global Growth Fund

The information below replaces the first five paragraphs in each prospectus under the caption "The Fund - Seligman Global Growth Fund - Principal Investment Strategies":

      The Fund uses the following principal investment strategies to seek its investment objective:

      The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

      The Fund uses an investment style that is focused on identifying growth sectors and global leading growth companies within these sectors. Characteristics of a global leader include: a brand franchise with leading market share, a sustained competitive advantage, a forward-looking management team, and high relative earnings growth.

      In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity or accelerating earnings growth)

      o     Quality management

      o     Strong possibility of multiple expansion


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

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Potential for improvement in overall operations

      The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock's or industry's underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifting in global trends may negatively affect a company's outlook, or to meet cash requirements.

      Seligman Global Smaller Companies Fund

The information below replaces the first five paragraphs in each prospectus under the caption "The Fund - Seligman Global Smaller Companies Fund - Principal Investment Strategies":

      The Fund uses the following principal investment strategies to seek its investment objective:

      The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. The Fund is generally neutrally weighted across the major geographic regions.

      The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

      In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

      o Extended growth opportunities or special situations where there is a potential for improvement in overall operations

      o     A well articulated and believable business model

      o     Quality management

      o     Sustainable competitive advantage

      o     Strong financial characteristics

      The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers


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

      are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Fund, or to meet cash requirements.

      Seligman International Growth Fund

The information below replaces the first six paragraphs in each prospectus under the caption "The Fund - Seligman International Growth Fund - Principal Investment Strategies":

      The Fund uses the following principal investment strategies to seek its investment objective:

      The Fund invests primarily in high-quality, large and mid-capitalization growth companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

      The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

      In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

      o Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

      o     Quality management

      o Unique competitive advantages (e.g., market share, proprietary products)

      o     Strong possibility of multiple expansion

      o     Potential for improvement in overall operations
            (hidden/unappreciated value)

      The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.


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